The PNC Financial Services Group, Inc. Barclays London Conference May 21, 2013 Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Information and Adjusted Information

3 Today’s Discussion Overview of the PNC franchise First quarter 2013 results PNC’s strategic priorities for growth

Corporate & Institutional
A leader in serving middle-market
customers and government entities
A top 10 U.S. bank-held wealth
manager
Asset Management
Residential Mortgage
A primary consumer product
National distribution capabilities
PNC’s Powerful Franchise
(1) Rankings source: SNL DataSource; Holding companies (for assets) or Banks (for deposits, branches and ATMs) headquartered in
U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services
worldwide
December 31, 2012 U.S. Rank

Deposits $213B 7
th
Assets $305B 9
th
Branches 2,881 5
th
ATMs 7,282 5
th
Footprint covering nearly half of the U.S.
population
Retail Banking

Value Creation Throughout the Economic Cycle
Peer Source: SNL DataSource. (1) Tangible book value (TBV) per share calculated as book value per share less goodwill and certain other intangible assets. PNC’s book value per share was $44 and $67 at December 31, 2007 and December 31, 2012, respectively.
Further information is provided in the Appendix.
% change in TBV/Share 1 12/31/2007 to 12/31/2009 % change in TBV/Share 1 12/31/2009 to 12/31/2012
Financial crisis “New normal”
$49
PNC’s TBV/Share
(1)
12/31/2007
12/31/2012
$18

Strong First Quarter Results in a Challenging
Environment
Continued growth in customers and loans
Solid revenue and disciplined expense management drove higher earnings and returns
Significant linked quarter expense reduction – $700 million continuous improvement target remains on track
Delivered strong returns – ROAA of 1.34%; ROACE of 10.68%
(1)
Strengthened capital levels – Pro forma Basel III Tier 1 common capital ratio increased to 8.0%
(2)
Increased common dividend by 10% to $.44 per share effective with May dividend
1Q13 achievements
1Q13 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$1.0 billion $1.76 1.34%

4Q12-1Q13
Expense growth
4Q12-1Q13
Revenue growth
Focused on Improving Earnings in 2013
4Q12-1Q13 Pretax
pre-provision earnings growth
(1)
(1) See Appendix for PNC reconciliation. See Note 2 in the Appendix for further details. (2) See Note 3 in the Appendix for further details. Peer
Source: SNL Datasource.

Effectively Managing Credit Risk
1Q13 loan loss reserves
1
to total loans
Reflects company data for 1Q13 as of quarter-end. Peer source: SNL Datasource. (1) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans. (2) 1Q13 reserves/loans for PNC would have been 2.45% if both reserves and loans had been adjusted to include the remaining marks on purchased impaired loans. Further information is provided in the Appendix. Other peers have made acquisitions and have marks on purchased impaired loans; however, no adjustments have been made for those peers.
Highlights
Strong underlying credit
trends continued to
improve

9 Strong Capital and Liquidity Position (1) See Note 4 in the Appendix for further details. (2) See Note 2 on Slide 6. Pro forma Basel III Tier 1 common capital ratio estimate not provided in 1Q12.

Well-Positioned to Drive Growth
Develop and grow in newly acquired and underpenetrated
markets
Capture more investable assets – build on strong AMG
business model
Build a stronger Residential Mortgage Banking business
Redefine the Retail Banking business
Manage expenses
Strategic Priorities

Corporate Banking is a business within Corporate & Institutional Banking. AMG refers to Asset Management Group.
Highlights
Solid growth in the Northeast
Building momentum in Midwest
markets gives us confidence as
we enter the Southeast
Regional President model key to
success in all markets
Significant cross-sell opportunities
Deeper Penetration and Cross-sell in Underpenetrated
Markets

12 Newly Acquired Southeast Markets Provide Additional Opportunities

Investment & Retirement – Build on Strong AMG
Business Model
A top 10 U.S. bank-held wealth
manager - $275 billion client assets
under administration
(3)
Approaching $1 billion in annual
AMG revenues
Referral sales contributed 36% of
total sales in 2012
Investment and Retirement
investable assets opportunity - $1.9
trillion
(4)
(1)
Highlights

Building a Stronger Residential Mortgage Banking
Business
Growing the right way Highlights
(1) Purchase is defined as a mortgage with a borrower as part of a residential real estate purchase transaction.

(
1) Percentages reflect the proportion of PNC customers considered to be traditional branch, primarily virtual or multi-channel customers based upon channels utilized for transactions. See Note 6 in Appendix for further details. (2) Monthly transactions reflect the monthly average for transactions conducted from October 2010-November 2011. Potential in chart represents potential for
ATM/Mobile channel percentage if transactions were to migrate from Teller to ATM/Mobile channel.
Serving Customers Tomorrow - Redefining the Retail
Branch Network

Managing Expenses - 2013 Expense Opportunities
(1)
Lower service
delivery costs
Branch
consolidation
Staffing and
back office
efficiencies
Enhance
staffing
model
Review loan
origination
process
Online
investment
platform
and
centralized
services
Lower
mortgage
foreclosure
compliance
costs
Staffing
efficiencies
Continued
focus on
consulting
expense
reductions
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies.
Continuous improvement $700 million goal – achieved approximately
$500 million of annualized savings in 1Q13
Retail
Banking
Corporate &
Institutional
Banking
Asset
Management
Group
Residential
Mortgage
Banking
Shared
Services

Key Take-Aways
PNC has the scale and business model to win
Continued expense discipline – strong commitment
to continuous improvement savings
Positioned in 2013 to deliver improved earnings
Strategic growth priorities to create long-term
value
Strong capital position – greater flexibility for
capital returns in 2014

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
Changes in interest rates and valuations in debt, equity and other financial markets.
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
Slowing or failure of the current moderate economic expansion.
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2013, despite drags from Federal fiscal restraint and a European recession.  These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
• PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K and 1st Quarter 2013 Form 10-Q, including in the
Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To
Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix

Notes
Appendix
Explanatory Notes
(1) ROAA is Return on Average Assets and ROACE is Return on Average Common Equity.
(6) Transactions refer to service transactions which include deposits, withdrawals and payments. Traditional branch customer is a customer who conducts greater than 80% of monthly transactions in a branch. Primarily Virtual customer is a customer who conducts the majority of monthly transactions at non-branch channels (i.e., ATM, Online, Call Center, Mobile).  Multi-channel customer is a customer who uses all the channels including branch but is not dominant in any.
(2) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is a useful tool to help evaluate the ability to provide for credit costs through operations.
(5) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. An
Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more.
(3) Peer Average refers to average of the peers listed in the table.  Peer information source: SNL Datasource.
(4) Basel I Tier 1 common capital ratio is period-end Tier 1 common capital divided by period-end Basel I risk-weighted assets.

Estimated Pro Forma Basel III Tier 1 Common Capital
Appendix
PNC's pro forma Basel III Tier 1 common capital ratio was estimated without the benefit of phase-ins and is based on our current understanding of Basel III proposed rules.  PNC utilizes this estimate to assess its Basel III capital position, including comparison to similar estimates made by other financial institutions. Tier 1 common capital as defined under the proposed
Basel III rules differs materially from Basel I. Under Basel III, unconsolidated investments in financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent that they individually exceed 10%, or in the aggregate exceed 15%, of the institution’s adjusted Tier I common capital.  Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of capital.  Basel III risk-weighted assets were estimated under Basel
II (including the modifications to the advanced approaches proposed under Basel III) and application of Basel II.5, and reflect credit, market and operational risk.  This Basel III capital estimate is likely to be impacted by the finalization of the Basel III rules, further regulatory clarity relating to the capital rules, and the ongoing evolution, validation and regulatory approval of
PNC's models integral to the calculation of Basel II risk-weighted assets.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio and how it differs from the Basel I Tier 1 common capital ratio as we expect the Basel III ratio to replace the current Basel I ratio for this regulatory metric when the applicable rules are finalized and fully implemented and PNC exits the parallel run qualification phase under Basel II.
Estimated Pro forma Basel III Tier 1 Common Capital Ratio
Dollars in millions
March 31, 2013 December 31, 2012
Basel I Tier 1 common capital $25,680 $24,951
Less regulatory capital adjustments:
Basel III quantitative limits (2,076) (2,330)
Accumulated other comprehensive income (a) 289 276
All other adjustments (367) (396)
Estimated Basel III Tier 1 common capital $23,526 $22,501
Estimated Basel III risk-weighted assets 293,810 301,006
Pro forma Basel III Tier 1 common capital ratio 8.0% 7.5%
Basel I Tier 1 Common Capital Ratio
Dollars in millions
March 31,2013 December 31, 2012
Basel I Tier 1 common capital
$25,680 $24,951
Basel I risk-weighted assets 261,491 260,847
Basel I Tier 1 common capital ratio 9.8% 9.6%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.

Non-GAAP to GAAP Reconcilement 23

Non-GAAP to GAAP Reconcilement
Appendix
In millions
Mar. 31, 2013 Dec. 31, 2012 % Change
   Net interest income $2,389 $2,424
   Noninterest income $1,566 $1,645
Total revenue $3,955 $4,069
Noninterest expense ($2,395) ($2,829)
Pretax pre-provision earnings $1,560 $1,240
26%
Net income $1,004 $719
40%
See Note 2 on Slide 22.
In millions for full year 2012
Total noninterest expense, as reported
$10,582
   Integration costs
(267)
   Trust preferred securities redemption-related charges
(295)
Noninterest expense, core $10,020
In full year 2013, PNC does not expect to incur integration costs and anticipates the charges for noncash charges related to redemption of trust preferred securities to be approximately $60 million or less.
Quarter Ended

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC